Exhibit 99.1

Magnite Reports First Quarter 2023 Results
Total Revenue Grows 10% & Revenue ex-TAC Grows 8% Year-Over-Year
Revenue ex-TAC From CTV Grows 10% Year-Over-Year
NEW YORK, New York – May 10, 2023 – Magnite (Nasdaq: MGNI), the world's largest independent sell-side advertising company, today reported its results of operations for the quarter ended March 31, 2023.
Q1 2023 Highlights:
•Revenue of $130.2 million, up 10% year-over-year
•Revenue ex-TAC(1) of $116.0 million, up 8% year-over-year
•Revenue ex-TAC(1) attributable to CTV of $46.4 million, up 10% year-over-year
•Net loss of $98.7 million, for a loss per share of $0.73, compared to net loss of $44.6 million in Q1 2022, for a loss per share of $0.34
•Adjusted EBITDA(1) of $23.3 million, representing a 20% Adjusted EBITDA margin(3), compared to Adjusted EBITDA of $28.8 million in Q1 2022
•Non-GAAP earnings per share(1) of $0.04, compared to non-GAAP earnings per share of $0.08 for Q1 2022
•Operating cash flow(4) of $13.7 million
•Repurchased $50.3 million of convertible notes during the quarter
Expectations:
•Revenue ex-TAC(1) for Q2 2023 to be between $132 million and $136 million
•Revenue ex-TAC(1) attributable to CTV for Q2 2023 to be between $56 million and $58 million
•Adjusted EBITDA operating expenses(2) to be between $94 million and $96 million for Q2 2023
•Expect revenue ex-TAC(1) growth for full-year 2023 to be in the high single-digits
•Expect Adjusted EBITDA(1) for full-year 2023 will be comparable or better than 2022
•Continue to expect Adjusted EBITDA(3) margin will improve meaningfully in the second half of 2023
•Continue to expect total capital expenditures for 2023 will be $40 million or less
•Continue to expect free cash flow(5) for the full-year 2023 to exceed $100 million

“We delivered strong results in Q1, with both total revenue ex-TAC and CTV revenue ex-TAC exceeding the high end of our guidance. Adjusted EBITDA also exceeded our expectations and delivered a margin of 20% for the quarter. We see this improvement carrying into Q2 and are cautiously optimistic for the year. We feel very good about our market position as the leading independent differentiated sell-side advertising company and leader in CTV. Our ability to post positive results during challenging times demonstrates the value we provide our partners. We continue to grow and expand our deep partnerships and support the large industry shift from linear to CTV advertising,” said Michael G. Barrett, President and CEO of Magnite.

First quarter 2023 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended
	March 31, 2023	March 31, 2022	Change Favorable/ (Unfavorable)
Revenue	$130.2	$118.1	10%
Revenue ex-TAC(1)	$116.0	$107.1	8%
Gross profit	$5.3	$58.7	(91)%
Net loss	($98.7)	($44.6)	(121)%
Adjusted EBITDA(1)	$23.3	$28.8	(19)%
Adjusted EBITDA operating expenses(2)	$92.7	$78.2	(18)%
Adjusted EBITDA margin(3)	20%	27%	(7 ppt)
Basic and diluted loss per share	($0.73)	($0.34)	(115)%
Non-GAAP earnings per share(1)	$0.04	$0.08	(50)%

Footnotes:
(1)	Revenue ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA operating expenses is calculated as Revenue ex-TAC less Adjusted EBITDA.
(3)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue ex-TAC.
(4)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.
First quarter 2023 Results Conference Call and Webcast:
The Company will host a conference call on May 10, 2023 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its first quarter of 2023.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	4850867
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning acquisitions by the Company, including the acquisition of SpotX, Inc. ("SpotX," and such acquisition the "SpotX Acquisition"), the acquisition of SpringServe, LLC ("SpringServe," and such acquisition the "SpringServe Acquisition"), and the merger with Telaria, Inc. ("Telaria," and such merger the "Telaria Merger"), or the anticipated benefits thereof; statements concerning potential synergies from the Company's acquisitions; statements concerning macroeconomic conditions, including inflation, supply chain issues or the occurrence of a recession, or concerns related thereto; our anticipated financial performance; key strategic objectives; industry growth rates for ad-supported connected television ("CTV") and the shift in video consumption from linear TV to CTV; anticipated benefits of new offerings, including the introduction of our new Magnite Streaming platform and our ClearLine solution; the impact of our traffic shaping technology on our business; the success of the consolidation of our two CTV platforms; the effects of our cost reduction initiatives; scope and duration of client relationships; the fees we may charge in the future; business mix; sales growth; benefits from supply path optimization; the development of identity solutions; client utilization of our offerings; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements. Risks that our business faces include, but are not limited to, the following: our ability to realize the anticipated benefits of the SpotX Acquisition, SpringServe Acquisition, and other acquisitions; the impact of macroeconomic challenges on the overall demand for advertising and the advertising marketplace, including as a result of global conflict, global pandemics and the responses to such pandemics by governments, inflation, supply chain issues, capital market disruptions and instability of financial institutions, the occurrence of a recession, or concerns relating to the foregoing; CTV spend on our platform may grow more slowly than we expect if industry growth rates for ad supported CTV are not accurate, if CTV sellers fail to adopt programmatic advertising solutions or if we are unable to maintain or increase access to CTV advertising inventory; we may be unsuccessful in our supply path optimization efforts with buyers; our ability to introduce new offerings and bring them to market in a timely manner and potential responses or reactions of clients, vendors, and competitors to the announcement of new products and offerings; uncertainty of our estimates and expectations associated with new offerings, including our SpringServe ad server, ClearLine product, and our developing identity solutions; potential negative impacts associated with the integration of our CTV platforms and the introduction of Magnite Streaming; we must increase the scale and efficiency of our technology infrastructure to support our growth; the emergence of header bidding has increased competition from other demand sources and may cause infrastructure strain and added costs; our access to mobile inventory may be limited by third-party technology or lack of direct relationships with mobile sellers; we may experience lower take rates, which may not be offset by increases in the volume of ad requests, improvements in fill-rate, and/or increases in the value of transactions through our platform; the impact of requests for discounts, fee concessions, rebates, refunds or favorable payment terms; our business may be subject to sales and use tax, advertising and other taxes; failure by us or our clients to meet advertising and inventory content standards; the freedom of buyers and sellers to direct their spending and inventory to competing sources of inventory and demand, and to establish direct relationships and integrations without the use of our platform; our reliance on large aggregators of advertising inventory, and the concentration of CTV among a small number of large sellers that enjoy significant negotiating leverage; our ability to provide value to both buyers and sellers of advertising without being perceived as favoring one over the other or being perceived as competing with them through our service offerings; our reliance on large sources of advertising demand, including demand side platforms ("DSPs") that may have or develop high-risk credit profiles or fail to pay invoices when due; our sales efforts may require significant time and expense and may not yield the results we seek; we may be exposed to claims from clients for breach of contract; the effects of seasonal trends on our results of operations; we operate in an intensely competitive market that includes companies that have greater financial, technical and marketing resources than we do; the effects of consolidation in the ad tech industry or among our media clients; our ability to differentiate our offerings and compete effectively to combat commodification and disintermediation; potential limitations on our ability to collect or use data as a result of consumer tools, regulatory restrictions and technological limitations; the development and use of new identity solutions as a replacement for third-party cookies and other identifiers may disrupt the programmatic ecosystem and cause the performance of our platform to decline; the industry may not adopt or may be slow to adopt the use of first-party publisher segments as an alternative to third-party cookies; the impact of antitrust regulations or enforcement actions targeting the digital advertising ecosystem; our ability to comply with, and the effect on our business of, evolving legal standards and regulations, particularly concerning data protection and privacy; errors or failures in the operation of our solution, interruptions in our access to network infrastructure or data, and breaches of our computer systems; our ability to ensure a high level of brand safety for our clients and to detect "bot" traffic and other fraudulent or malicious activity; our ability to attract and retain qualified employees and key personnel; costs associated with enforcing our intellectual property rights or defending intellectual property infringement; our ability to comply with the terms of our financing arrangements; restrictions in our Credit Agreement may limit our ability to make strategic investments, respond to changing market conditions, or otherwise operate our business; increases in our debt leverage may put us at greater risk of defaulting on our debt obligations, subject us to additional operating restrictions and make it more difficult to obtain future financing on favorable terms; conversion of our Convertible Senior Notes would dilute the ownership interest of existing stockholders; the Capped Call Transactions subject us to counterparty risk and may affect the value of the Convertible Senior Notes and our common stock; the conditional conversion feature of the Convertible Senior Notes, if triggered, may adversely affect our financial condition and operating result; failure to successfully execute our international growth plans; failure to maintain an effective system of internal control over financial reporting, which could adversely affect investor confidence; the use of our net operating losses and tax credit carryforwards may be subject to certain limitations; our ability to raise additional capital if needed and the elimination of LIBOR; volatility in the price of our common stock; the impact of our repurchase program on our stock price and cash reserves; competition for investors and the impact of negative analyst or investor research reports; and provisions of our charter documents and Delaware law may inhibit a potential acquisition of the company and limit the ability of stockholders to cause changes in company management.
We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Quarterly Reports on Form 10-Q. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP measures include Revenue ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Revenue ex-TAC," "Reconciliation of net income (loss) to Adjusted EBITDA," "Reconciliation of net income (loss) to non-GAAP income (loss)," and "Reconciliation of GAAP earnings (loss) per share to non-GAAP earnings (loss) per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Revenue ex-TAC, Adjusted EBITDA, Adjusted EBITDA operating expenses or free cash flow, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Revenue ex-TAC:

Revenue ex-TAC is revenue excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. In calculating Revenue ex-TAC, we add back the cost of revenue, excluding TAC, to gross profit, the most comparable GAAP measurement. Revenue ex-TAC is a non-GAAP financial measure. We believe Revenue ex-TAC is a useful measure in assessing the performance of Magnite as a combined company following our acquisition of SpotX and facilitates a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, impairment charges, interest income or expense, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, non-operational real estate and other expense (income), net, and provision (benefit) for income taxes. We also track future expenses on an Adjusted EBITDA basis, and describe them as Adjusted EBITDA operating expenses, which includes total operating expenses. Total operating expenses include cost of revenue. Adjusted EBITDA operating expenses is calculated as Revenue ex-TAC less Adjusted EBITDA. We adjust Adjusted EBITDA operating expenses for the same expense items excluded in Adjusted EBITDA. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA may also be used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges and changes in, or cash requirements for, acquisition and related items, such as certain transaction expenses and expenses associated with earn-out amounts.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, non-operational real estate expenses or income, or contractual commitments.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based acquisition and related expenses, including amortization of acquired intangible assets, merger related severance costs, transaction expenses, gains or losses on extinguishment of debt, non-operational real estate and other expenses or income, foreign currency gains and losses, and interest expense associated with Convertible Senior Notes. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock awards, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method. In periods in which the Company generates net income, non-GAAP weighted-average shares will also include the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$236,550	$326,254
Accounts receivable, net	875,307	976,506
Prepaid expenses and other current assets	25,098	23,501
TOTAL CURRENT ASSETS	1,136,955	1,326,261
Property and equipment, net	45,641	44,969
Right-of-use lease asset	71,144	78,211
Internal use software development costs, net	23,256	23,671
Intangible assets, net	167,072	253,501
Goodwill	978,217	978,217
Other assets, non-current	7,590	7,383
TOTAL ASSETS	$2,429,875	$2,712,213
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$950,405	$1,094,321
Lease liabilities, current	20,878	21,172
Debt, current	3,600	3,600
Other current liabilities	7,467	5,939
TOTAL CURRENT LIABILITIES	982,350	1,125,032
Debt, non-current, net of debt issuance costs	674,036	722,757
Lease liabilities, non-current	61,590	66,331
Deferred tax liability, net	4,708	5,072
Other liabilities, non-current	1,962	1,723
TOTAL LIABILITIES	1,724,646	1,920,915
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,331,517	1,319,221
Accumulated other comprehensive loss	(2,784)	(3,151)
Accumulated deficit	(623,506)	(524,774)
TOTAL STOCKHOLDERS' EQUITY	705,229	791,298
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,429,875	$2,712,213

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
Revenue	$130,150	$118,075
Expenses (1)(2):
Cost of revenue	124,828	59,396
Sales and marketing	53,049	50,000
Technology and development	24,215	23,043
General and administrative	21,088	18,704
Merger, acquisition, and restructuring costs	7,465	6,756
Total expenses	230,645	157,899
Loss from operations	(100,495)	(39,824)
Other (income) expense:
Interest expense, net	8,175	7,111
Other income	(1,313)	(1,263)
Foreign exchange loss, net	233	926
Gain on extinguishment of debt	(8,549)	—
Total other (income) expense, net	(1,454)	6,774
Loss before income taxes	(99,041)	(46,598)
Benefit for income taxes	(309)	(2,005)
Net loss	$(98,732)	$(44,593)
Net loss per share:
Basic and diluted	$(0.73)	$(0.34)
Weighted average shares used to compute loss per share:
Basic and diluted	134,667	132,236

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended
	March 31, 2023	March 31, 2022
Cost of revenue	$468	$350
Sales and marketing	7,405	5,341
Technology and development	5,446	4,717
General and administrative	5,825	4,237
Merger, acquisition, and restructuring costs	143	1,944
Total stock-based compensation expense	$19,287	$16,589

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended
	March 31, 2023	March 31, 2022
Cost of revenue	$80,391	$26,322
Sales and marketing	15,044	19,152
Technology and development	205	224
General and administrative	155	168
Total depreciation and amortization expense	$95,795	$45,866

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
OPERATING ACTIVITIES:
Net loss	$(98,732)	$(44,593)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	95,795	45,866
Stock-based compensation	19,287	16,589
Impairment of intangible assets	—	3,320
Gain on extinguishment of debt	(8,549)	—
Gain on disposal of property and equipment	(26)	(2)
Provision for doubtful accounts	67	(571)
Amortization of debt discount and issuance costs	1,669	1,700
Non-cash lease expense	34	610
Deferred income taxes	(404)	(1,891)
Unrealized foreign currency (gain) loss, net	(1,463)	458
Other items, net	2,696	—
Changes in operating assets and liabilities, net of effect of business acquisitions:
Accounts receivable	100,142	146,241
Prepaid expenses and other assets	(2,063)	(2,279)
Accounts payable and accrued expenses	(141,068)	(141,312)
Other liabilities	1,722	(2,504)
Net cash (used in) provided by operating activities	(30,893)	21,632
INVESTING ACTIVITIES:
Purchases of property and equipment	(4,404)	(7,184)
Capitalized internal use software development costs	(3,063)	(3,382)
Mergers and acquisitions, net of cash acquired	—	(20,755)
Net cash used in investing activities	(7,467)	(31,321)
FINANCING ACTIVITIES:
Proceeds from exercise of stock options	1,486	1,107
Repayment of debt	(900)	(900)
Repurchase of Convertible Senior Notes	(40,828)	—
Repayment of financing lease	(208)	(197)
Purchase of treasury stock	—	(12,138)
Taxes paid related to net share settlement	(9,046)	(4,260)
Payment of indemnification claims holdback	(2,313)	—
Net cash used in financing activities	(51,809)	(16,388)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	265	268
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(89,904)	(25,809)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	326,502	230,693
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$236,598	$204,884

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH TO CONSOLIDATED BALANCE SHEETS
Cash and cash equivalents	$236,550	$204,589
Restricted cash included in prepaid expenses and other current assets	48	242
Restricted cash included in other assets, non-current	—	53
Total cash, cash equivalents and restricted cash	$236,598	$204,884

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Three Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	March 31, 2023	March 31, 2022
Cash paid for income taxes	$1,547	$338
Cash paid for interest	$8,987	$5,668
Capitalized assets financed by accounts payable and accrued expenses	$3,320	$372
Capitalized stock-based compensation	$569	$338
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$271	$—
Purchase consideration - indemnification claims holdback	$—	$2,300

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO REVENUE EX-TAC
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
Revenue	$130,150	$118,075
Less: Cost of revenue	124,828	59,396
Gross Profit	5,322	58,679
Add back: Cost of revenue, excluding TAC	110,727	48,405
Revenue ex-TAC	$116,049	$107,084

MAGNITE, INC.
RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
Net loss	$(98,732)	$(44,593)
Add back (deduct):
Depreciation and amortization expense, excluding amortization of acquired intangible assets	9,366	7,390
Amortization of acquired intangibles	86,429	38,476
Stock-based compensation expense	19,287	16,589
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	7,322	4,812
Non-operational real estate and other expense, net	116	135
Interest expense, net	8,175	7,111
Foreign exchange loss, net	233	926
Gain on extinguishment of debt	(8,549)	—
Benefit for income taxes	(309)	(2,005)
Adjusted EBITDA	$23,338	$28,841

MAGNITE, INC.
RECONCILIATION OF NET LOSS TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
Net loss	$(98,732)	$(44,593)
Add back (deduct):
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	93,751	43,288
Stock-based compensation expense	19,287	16,589
Non-operational real estate and other expense, net	116	135
Foreign exchange loss, net	233	926
Interest expense, Convertible Senior Notes	1,665	250
Gain on extinguishment of debt	(8,549)	—
Tax effect of Non-GAAP adjustments (1)	(2,020)	(5,326)
Non-GAAP income	$5,751	$11,269

(1)	Non-GAAP income includes the estimated tax impact from the reconciling items between net loss and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP LOSS PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2023	March 31, 2022
GAAP loss per share (1):
Basic and diluted	$(0.73)	$(0.34)

Non-GAAP income (2)	$5,751	$11,269
Non-GAAP earnings per share	$0.04	$0.08

Weighted-average shares used to compute basic earnings (loss) per share	134,667	132,236
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	3,615	5,160
Dilutive effect of weighted-average ESPP shares	17	—
Dilutive effect of weighted-average Convertible Senior Notes	6,026	6,262
Non-GAAP weighted-average shares outstanding (3)	144,325	143,658

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute earnings (loss) per share as included in the condensed consolidated statement of operations.
(2) Refer to reconciliation of net loss to non-GAAP income.
(3) Non-GAAP earnings per share is computed using the same weighted-average number of shares that are used to compute GAAP earnings (loss) per share in periods where there is both a non-GAAP loss and a GAAP net loss.

MAGNITE, INC.
REVENUE EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Revenue ex-TAC
	Three Months Ended
	March 31, 2023		March 31, 2022

Channel:
CTV	$46,412	40%	$42,303	40%
Mobile	46,897	40%	38,297	35%
Desktop	22,740	20%	26,484	25%
Total	$116,049	100%	$107,084	100%